Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant  to  Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code, the undersigned officer of the Company hereby certifies to the best of my knowledge that:-

(1) The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/  Gao  Wanjun
----------------------
Gao Wanjun
Chief Executive Officer

August 13, 2003


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